                               UNIVERSAL ANNUITY



                                 ANNUAL REPORTS






      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                               DECEMBER 31, 1995

                                    [LOGO]

                       THE TRAVELERS INSURANCE COMPANY
                              ONE TOWER SQUARE
                         HARTFORD, CONNECTICUT 06183

[LOGO] The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for The Travelers Growth and Income Stock Account for Variable Annuities.


[LOGO] Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities.

[LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1995




FINANCIAL MARKET REVIEW AND OUTLOOK

Financial markets had a great year in 1995 with the Standard & Poors 500 Stock Index having its best year since 1958 (+37.6%) and the Lehman Government/Corporate Bond Index having its best performance since 1985 (+19.2%). Beyond Wall Street, however, signs of economic stress are becoming apparent. Consumer delinquencies and defaults are increasing. A number of corporate defaults have already occurred, causing some negative fallout in the high yield bond market. December retail sales came in even below already pessimistic expectations. Cyclical industries such as paper, steel, and autos are starting to see price declines, closing plants and laying off workers. In Washington, many government workers are on furlough as the two parties debate how much (not whether or not) the Federal deficit will be reduced. Against this backdrop, the Federal Reserve Board ("Fed") dropped short-term interest rates 25 basis points on December 19th, its first cut since July, 1995.

Looking towards 1996, the slowdown in economic growth combined with few sources of upside surprises make lower money market rates our most confident forecast. Current economic weakness will keep the Fed in an easing mode even if budget talks remain in a stalemate. Theoretical policy rules for determining Federal Funds targets argue that short-term interest rates should be between 4% and 5%, not their current 5.5%. Unlike 1993, when growth had been slow for several years, there is no pent-up demand for housing, autos, or even capital goods that can cause an upside surprise in economic growth. The key question for the bond market is whether slow economic growth causes short rates to go significantly below 5%. We think they will because the economy continues to weaken and any backup in rates caused by the budget negotiations in Washington will further weaken the economy. We are focusing on intermediate maturities because the yield curve is likely to steepen. We also continue to be comfortable with an overweighting in corporate issues, although we need to be diligent to protect against credit surprises. We also continue to think that mortgaged-backed securities are cheap and have maintained our overweighting in that area.

In the stock market, cyclical issues led by the railroad, aluminum, machinery, and semiconductor groups rallied early in the third quarter on strong earnings momentum, rising analyst estimates, and expectations for a rebound in economic growth. Mergers in the banking, utility, and media industries also gave an optimistic tone to the market. However by early September, investors turned less optimistic about prospects for economic growth, earnings momentum, and profit margins in late 1995 and 1996. During the fourth quarter, investors continued to rotate out of cyclical and into defensive groups, such as drugs, food, and beverages, which were expected to produce the best relative earnings and gains in 1996. In the energy sector, rising prices for oil and natural gas, as well as attractive relative yields, supported higher valuations. Technology stocks declined dramatically on signs of weakening demand for personal computers and softer prices for semiconductors and other PC components.

The performance of the stock market in 1996 will be driven by corporate earnings. The impetus for much of last year's advance to new record highs was generated by positive earnings surprises. The weaker economic environment that exists now makes it unlikely that the stock market will repeat its performance. Generally, the U.S. stock market is fairly valued given the current level of interest rates and should be able to muddle through with a "normal" 10% year as long as we avoid a recession. If the economy does worsen, the extent of the equity market decline will be a function of how quickly companies can adjust their cost structure to changes in revenues. Judged by the ability of most companies to sustain earnings growth even in the face of weakening demand in 1995, we think that the most negative "bears" on the outlook for the stock market are too pessimistic, especially given the valuation support that will be provided by lower interest rates.

                               TABLE OF CONTENTS



                                                                    PAGE
       -----------------------------------------------------------------

       THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
       FOR VARIABLE ANNUITIES .....................................   3


       THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ..  16


       THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ..  28

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


For the twelve months ending December 31, 1995, the Travelers Growth and Income Stock Account achieved a total return of 37.7% before fees and expenses, slightly outperforming the S&P 500 return of 37.6%. Net of fees and expenses, the portfolio's total return of 35.4% for the same period was well ahead of the 31.2% average total return for variable annuity stock accounts in the Lipper Growth & Income category.

During the second half of 1995, the strongest contributions to relative performance were achieved in the consumer discretionary, consumer staples and finance sectors. In the consumer discretionary sector, performance was bolstered in particular by our holdings in Nike (+66%) and Safeway (+36%). In the consumer staples sector, the portfolio benefited from overweighted positions in PepsiCo (+24%), Philip Morris (+21%) and Ralston-Purina (+21%). Stock selection in the financial sector also contributed positively, through holdings in NationsBank (+29%) and Chase Manhattan Bank (+27%). On the other hand, performance in the technology sector was somewhat disappointing, penalized by our holdings in Silicon Graphics (-32%), which experienced slower than expected sales growth because of product transition problems, and by our exposure to the weak semiconductor group, including Texas Instruments (-23%) and Cypress Semiconductor (-24%).

Looking ahead, in light of the equity market's record-setting advance in 1995 and signs of an impending economic slowdown, we have placed increased emphasis on diversifying our stock holdings, especially within sectors that are likely to exhibit above-average cyclical earnings volatility. In the technology sector, we have focused on stocks that are likely to maintain positive earnings visibility in 1996, including 3Com in the enterprise networking group and Oracle Systems in the software group. In the health care sector, we have emphasized Johnson & Johnson and Medtronic in the medical devices group. In the consumer discretionary sector, our major overweights include Nike and Safeway. In the finance sector, we are emphasizing Green Tree Financial, Citicorp and NationsBank.

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES




NON-TIMED 12/95                                    1 YEAR    3 YEAR    5 YEAR
---------------                                    ------    ------    ------
The Travelers Growth and Income Stock Account       35.44     12.92     13.16
Lipper Growth and Income Category Average           31.18     12.27     14.68

This is a comparison of The Travelers Growth and Income Stock Account versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1995. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 30.08%, five year 12.20% and ten year 10.75%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and deferred sales charge.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995


ASSETS:
 Investment securities, at market value (identified cost $335,934,204)  $420,557,596
 Cash.................................................................       425,287
 Receivables:
  Dividends...........................................................       804,793
  Interest............................................................         4,493
  Investment securities sold..........................................     4,606,975
  Purchase payments and transfers from other Travelers accounts.......       208,254
  Variation on futures margin.........................................         2,100
 Other assets.........................................................        20,396
                                                                        ------------
   Total Assets.......................................................   426,629,894
                                                                        ------------
LIABILITIES:
 Payables:
  Investment securities purchased.....................................     3,049,304
  Contract surrenders and transfers to other Travelers accounts.......       372,754
  Investment management and advisory fees.............................        26,012
 Accrued liabilities..................................................        71,571
                                                                        ------------
   Total Liabilities..................................................     3,519,641
                                                                        ------------
NET ASSETS............................................................  $423,110,253
                                                                        ============

                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995



INVESTMENT INCOME:
 Dividends...........................................  $ 8,691,154
 Interest ...........................................      639,038
                                                       -----------
  Total income.......................................               $  9,330,192

EXPENSES:
 Investment management and advisory fees.............    1,700,124
 Insurance charges...................................    4,324,809
                                                       -----------
  Total expenses.....................................                  6,024,933
                                                                    ------------
   Net investment income.............................                  3,305,259
                                                                    ------------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
 INVESTMENT SECURITIES:
 Realized gain from investment security transactions:
  Proceeds from investment securities sold...........  387,628,072
  Cost of investment securities sold.................  349,676,213
                                                       -----------
   Net realized gain.................................                 37,951,859

 Change in unrealized gain on investment securities:
  Unrealized gain at December 31, 1994...............   12,899,180
  Unrealized gain at December 31, 1995...............   84,623,392
                                                       -----------
   Net change in unrealized gain for the year........                 71,724,212
                                                                    ------------
    Net realized gain and change in unrealized gain..                109,676,071
                                                                    ------------
 Net increase in net assets resulting from operations               $112,981,330
                                                                    ============

                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                       1995          1994
                                                                   ------------  ------------
OPERATIONS:
 Net investment income...........................................  $  3,305,259  $  3,903,113
 Net realized gain from investment security transactions.........    37,951,859     9,768,357
 Net change in unrealized gain on investment securities..........    71,724,212  (17,759,208)
                                                                   ------------  ------------
  Net increase (decrease) in net assets resulting from operations   112,981,330   (4,087,738)
                                                                   ------------  ------------
UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 2,505,561 and 3,287,872 units, respectively)....    20,576,327    22,820,587
 Participant transfers from other Travelers accounts
  (applicable to 2,758,216 and 2,395,050 units, respectively)....    23,120,885    16,585,884
 Administrative charges
  (applicable to 39,010 and 52,573 units, respectively)..........     (345,103)     (356,909)
 Contract surrenders
  (applicable to 3,134,685 and 3,654,777 units, respectively)....  (26,235,475)  (25,688,114)
 Participant transfers to other Travelers accounts
  (applicable to 3,616,329 and 5,819,195 units, respectively)....  (29,697,410)  (40,465,786)
 Other payments to participants
  (applicable to 138,390 and 245,574 units, respectively)........   (1,142,807)   (1,752,347)
                                                                   ------------  ------------
  Net decrease in net assets resulting from unit transactions....  (13,723,583)  (28,856,685)
                                                                   ------------  ------------
   Net increase (decrease) in net assets.........................    99,257,747  (32,944,423)

NET ASSETS:
 Beginning of year...............................................   323,852,506   356,796,929
                                                                   ------------  ------------
 End of year.....................................................  $423,110,253  $323,852,506
                                                                   ============  ============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

2.  INVESTMENTS

    Purchases and sales of securities other than short-term investments aggregated $362,287,474 and $348,166,551 respectively, for the year ended December 31, 1995. Realized gains and losses from security transactions are reported on an identified cost basis.

    At December 31, 1995, Account GIS held 6 open S&P 500 Stock Index futures contracts with a maturity date of March 15, 1996. The underlying face value, or notional value, of these contracts at December 31, 1995, amounted to $1,855,350. In connection with these contracts, short-term investments with a par value of $200,000 had been pledged as margin deposits.

    Net realized gains (losses) resulting from futures contracts were $2,884,399 and ($190,085) for the years ended December 31, 1995 and 1994, respectively. These gains (losses) are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1995 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.45% of Account GIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid to The Travelers for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account GIS on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account GIS on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $40,106 and $54,101 for the years ended December 31, 1995 and 1994, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are stated prior to the deduction of $189,214 and $146,421 of contingent deferred sales charges for the years ended December 31, 1995 and 1994, respectively.

4.  NET ASSETS HELD BY AFFILIATE

    Approximately $10,733,000 and $8,001,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of December 31, 1995 and 1994, respectively. Transactions with this affiliate during the years ended December 31, 1995 and 1994, were comprised of participant purchase payments of approximately $427,000 and $356,000 and contract surrenders of approximately $560,000 and $653,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY


                                                                                DECEMBER 31, 1995
                                                        ---------------------------------------------------------------
                                                                                UNIT                         NET
                                                           UNITS                VALUE                       ASSETS
                                                           -----                -----                       ------
Contracts issued prior to May 16, 1983..............    17,463,591          $        9.668               $  168,855,951
Annuity Contracts issued prior to May 16, 1983......       432,651                   9.668                    4,183,314
Contracts issued on or after May 16, 1983...........    26,625,318                   9.369                  249,479,832
Annuity Contracts issued on or after May 16, 1983...        63,090                   9.369                      591,156
                                                                                                         --------------
Net Contract Owners' Equity............................................................                  $  423,110,253
                                                                                                         ==============

6. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each year.)



Contracts issued prior to May 16, 1983

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          1995          1994          1993          1992          1991
                                                         ------        ------        ------        ------        ------
SELECTED PER UNIT DATA:
 Total investment income...............................  $ .208        $ .192        $ .189        $ .192        $ .201
 Operating expenses....................................    .123          .100          .092          .085          .077
                                                         ------        ------        ------        ------        ------
 Net investment income.................................    .085          .092          .097          .107          .124

 Unit value at beginning of year.......................   7.120         7.194         6.664         6.587         5.145
 Net realized and change in unrealized gains (losses)..   2.463         (.166)         .433         (.030)        1.318
                                                         ------        ------        ------        ------        ------
 Unit value at end of year.............................  $9.668        $7.120        $7.194        $6.664        $6.587
                                                         ======        ======        ======        ======        ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................    2.55          (.07)          .53           .08          1.44
 Ratio of operating expenses to average net assets.....    1.45%         1.41%         1.33%         1.33%         1.33%
 Ratio of net investment income to average net assets..    1.02%         1.30%         1.40%         1.67%         2.11%
 Number of units outstanding at end of year (thousands)  17,896        19,557        21,841        22,516        24,868
 Portfolio turnover rate...............................      96%          103%           81%          189%          319%

Contracts issued on or after May 16, 1983

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          1995          1994          1993          1992          1991
                                                         ------        ------        ------        ------        ------
SELECTED PER UNIT DATA:
 Total investment income...............................  $ .205        $ .189        $ .184        $ .188        $ .198
 Operating expenses....................................    .140          .115          .106          .098          .091
                                                         ------        ------        ------        ------        ------
 Net investment income.................................    .065          .074          .078          .090          .107

 Unit value at beginning of year.......................   6.917         7.007         6.507         6.447         5.048
 Net realized and change in unrealized gains (losses)..   2.387         (.164)         .422         (.030)        1.292
                                                         ------        ------        ------        ------        ------
 Unit value at end of year.............................  $9.369        $6.917        $7.007        $6.507        $6.447
                                                         ======        ======        ======        ======        ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................    2.45          (.09)          .50           .06          1.40
 Ratio of operating expenses to average net assets.....    1.70%         1.65%         1.57%         1.58%         1.58%
 Ratio of net investment income to average net assets..     .79%         1.05%         1.15%         1.43%         1.86%
 Number of units outstanding at end of year (thousands)  26,688        26,692        28,497        29,661        26,235
 Portfolio turnover rate...............................      96%          103%           81%          189%          319%

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995


                                       NO. OF        MARKET
                                       SHARES         VALUE
                                       -------     -----------
COMMON STOCKS (99.2%)
 AMUSEMENTS (1.3%)
  Harrah's Entertainment, Inc.          60,000     $ 1,455,000
  Walt Disney Co.                       69,900       4,124,100
                                                   -----------
                                                     5,579,100
                                                   -----------
 BANKING (6.5%)
  Banc One Corp.                        69,537       2,625,022
  Bank of Boston Corp.                  10,500         485,625
  Bank of New York, Inc.                17,000         828,750
  BankAmerica Corp.                     59,800       3,872,050
  Barnett Banks, Inc.                   29,500       1,740,500
  Chase Manhattan Corp.                 16,700       1,012,437
  Chemical Banking Corp.                23,300       1,368,875
  Citicorp                              66,800       4,492,300
  First Interstate Bancorp               7,300         996,450
  First Union Corp.                     16,300         906,688
  Golden West Financial Corp.           23,200       1,281,800
  Mellon Bank Corp.                     11,900         639,625
  NationsBank Corp.                     52,500       3,655,312
  Norwest Corp.                         58,000       1,914,000
  SunTrust Banks, Inc.                  10,400         712,400
  Wells Fargo & Co.                      4,200         907,200
                                                   -----------
                                                    27,439,034
                                                   -----------
 CHEMICALS, PHARMACEUTICALS AND
 ALLIED PRODUCTS (14.4%)
  Abbott Laboratories                   91,900       3,836,825
  Air Products & Chemicals, Inc.        38,700       2,041,425
  American Home Products Corp.          27,100       2,628,700
  Amgen (A)                             48,800       2,894,450
  Bristol-Myers Squibb Co.              30,300       2,602,013
  Cabot Corp.                           11,800         635,725
  Clorox Co.                            22,100       1,582,912
  Colgate-Palmolive Co.                 13,100         920,275
  Dow Chemical Co.                      24,500       1,724,188
  E.I. Dupont de Nemours & Co.          49,700       3,472,787
  Eastman Chemical Company              25,300       1,584,413
  Eli Lilly & Co.                       48,200       2,711,250
  International Flavors & Fragrances    34,100       1,636,800
  Johnson & Johnson                     59,700       5,111,812
  Merck & Co., Inc.                    111,200       7,311,400
  Monsanto Co.                          10,800       1,323,000
  Morton International, Inc.            47,400       1,700,475
  Pfizer, Inc.                          81,700       5,147,100
  Pharmacia & Upjohn, Inc. (A)          46,400       1,798,000
  Procter & Gamble Co.                  79,400       6,590,200
  Schering-Plough Corp.                 57,800       3,164,550
                                                   -----------
                                                    60,418,300
                                                   -----------



                                       NO. OF        MARKET
                                       SHARES         VALUE
                                       -------     -----------
 COMMUNICATION (10.0%)
  Ameritech Corp.                       56,600     $ 3,339,400
  AT&T Corp.                           172,700      11,182,325
  Bell Atlantic Corp.                   41,000       2,741,875
  Bellsouth Corp.                      100,000       4,350,000
  Capital Cities ABC, Inc.              14,600       1,801,275
  GTE Corp.                             76,500       3,366,000
  ITT Industries, Inc. (A)              24,500         588,000
  MCI Communications Corp.              55,700       1,458,644
  NYNEX Corp.                           58,300       3,148,200
  Sprint Corp.                          31,200       1,244,100
  SBC Communications., Inc.             75,400       4,335,500
  Tele-Communications, Inc. (A)         29,400         586,163
  U S West Communications Group         16,800         600,600
  U S West Media Group(A)               17,100         324,900
  Viacom International, Inc. (A)        62,600       2,965,675
                                                   -----------
                                                    42,032,657
                                                   -----------
 CONSTRUCTION (0.3%)
  Pulte Corp.                           34,600       1,163,425
                                                   -----------
 CONTRACTORS (0.5%)
  Fluor Corp.                           30,200       1,993,200
                                                   -----------
 ELECTRICAL AND
 ELECTRONIC MACHINERY (6.2%)
  Alliance Semiconductor (A)            11,400         131,100
  Amphenol Corp. (A)                    85,500       2,073,375
  Andrew Corp. (A)                      41,500       1,602,938
  Cypress Semiconductor (A)            110,700       1,411,425
  General Electric Co.                 151,800      10,929,600
  Intel Corp.                           64,600       3,670,087
  LSI Logic Corp. (A)                   12,000         393,000
  Micron Technology                     35,100       1,390,838
  Motorola, Inc.                        40,700       2,319,900
  Tellabs, Inc. (A)                     10,500         389,812
  Texas Instruments, Inc.               16,000         828,000
  Time Warner, Inc.                     27,300       1,033,988
                                                   -----------
                                                    26,174,063
                                                   -----------
 FINANCE (3.6%)
  American Express Co.                  44,800       1,853,600
  Dean Witter Discover & Co.            39,800       1,870,600
  Federal Home Loan Corp.               17,200       1,436,200
  Federal National Mortgage Assoc.      25,000       3,103,125
  Green Tree Financial Corp.            67,300       1,775,037
  Household International               28,500       1,685,063
  Lehman Brothers Holding, Inc.         44,600         947,750
  Merrill Lynch & Co., Inc.             38,800       1,978,800
  Morgan Stanley Group, Inc.             7,300         588,562
                                                   -----------
                                                    15,238,737
                                                   -----------


                                          NO. OF     MARKET
                                          SHARES     VALUE
                                          -------     ----------
 FOOD (9.0%)
  Anheuser-Busch Cos.                      12,400    $   829,250
  Campbell Soup Co.                        19,400      1,164,000
  Coca-Cola Co.                           112,400      8,345,700
  CONAGRA, Inc.                            53,500      2,206,875
  CPC International, Inc.                  24,800      1,701,900
  General Mills, Inc.                      14,800        854,700
  H.J. Heinz Co.                           69,150      2,290,594
  IBP, Inc.                                13,600        686,800
  Kellogg Co.                              21,200      1,637,700
  PepsiCo, Inc.                            94,500      5,280,188
  Philip Morris, Inc.                      90,300      8,172,150
  Ralston-Purina Group                     28,700      1,790,162
  Seagram Co. Ltd.                         28,900      1,000,663
  Unilever NV                              12,400      1,745,300
                                                     -----------
                                                      37,705,982
                                                     -----------
 INSURANCE (3.7%)
  Aetna Life & Casualty Co.                 9,700        671,725
  Allstate Corp.                           29,875      1,228,609
  American International Group             54,450      5,036,625
  Chubb Corp.                              16,700      1,615,725
  General Reinsurance Corp.                14,200      2,201,000
  HealthCare COMPARE (A)                   32,300      1,411,106
  ITT Corp. (A)                            24,500      1,298,500
  ITT Hartford Group, Inc. (A)             24,500      1,185,187
  United Healthcare Corp.                  16,100      1,054,550
                                                     -----------
                                                      15,703,027
                                                     -----------
 LUMBER AND WOOD PRODUCTS (0.1%)
  Georgia-Pacific Corp.                     8,600        590,175
                                                     -----------
 MACHINERY (5.5%)
  Apple Computer, Inc.                     10,200        324,487
  Applied Materials (A)                    44,900      1,765,131
  Baker Hughes, Inc.                       66,000      1,608,750
  Black & Decker Corp.                     33,000      1,163,250
  Cabletron Systems, Inc. (A)               7,100        575,100
  Caterpillar, Inc.                        18,400      1,081,000
  Cisco Systems, Inc. (A)                  27,100      2,024,031
  Compaq Computer Corp. (A)                12,800        614,400
  Duriron, Inc.                            13,600        314,500
  Harnischfeger Industries                 44,900      1,492,925
  Hewlett Packard Co.                      45,400      3,802,250
  International Business Machines Corp.    41,900      3,844,325
  Silicon Graphics, Inc. (A)               61,900      1,702,250
  Sun Microsystems (A)                     19,200        877,200
  3Com Corp. (A)                           44,300      2,068,256
                                                     -----------
                                                      23,257,855
                                                     -----------
 METAL PRODUCTS (2.0%)
  Ball Corp.                               35,200        968,000
  Danaher Corp.                            40,600      1,289,050
  Gillette Co.                             25,500      1,329,188
  Inland Steel Industries, Inc.            31,300        786,413
  Parker-Hannifin Corp.                    41,900      1,435,075
  Phelps Dodge Corp.                       19,800      1,232,550
  Reynolds Metals Co.                      20,100      1,138,162
                                                     -----------
                                                       8,178,438
                                                     -----------
 MINING (0.5%)
  Freeport-McMoRan Copper & Gold           25,500        717,188
  Homestake Mining Co.                     88,100      1,376,562
                                                     -----------
                                                       2,093,750
                                                     -----------



                                          NO. OF        MARKET
                                          SHARES        VALUE
                                          -------     ----------
 MISCELLANEOUS MANUFACTURING (3.6%)
  Baxter International, Inc.               10,600    $   443,875
  Eastman Kodak Co.                        29,500      1,976,500
  Emerson Electric Co.                     37,000      3,024,750
  Heart Technology, Inc. (A)               42,600      1,392,488
  Honeywell, Inc.                          38,300      1,862,337
  Mattel, Inc.                             58,900      1,811,175
  Medtronic, Inc.                          60,000      3,352,500
  Xerox Corp.                               9,200      1,260,400
                                                     -----------
                                                      15,124,025
                                                     -----------
 OIL & GAS (0.6%)
  Anadarko Petroleum                       14,200        768,575
  Schlumberger Ltd.                        22,500      1,558,125
                                                     -----------
                                                       2,326,700
                                                     -----------
  PAPER AND ALLIED PRODUCTS (1.0%)
  Bowater, Inc.                            23,700        841,350
  Champion International Corp.             30,400      1,276,800
  International Paper Co.                  22,500        852,188
  Kimberly Clark Corp.                     10,530        871,357
                                                     -----------
                                                       3,841,695
                                                     -----------
 PETROLEUM REFINING AND
 RELATED INDUSTRIES (7.9%)
  Amoco Corp.                              60,500      4,348,437
  Atlantic Richfield, Inc.                 14,800      1,639,100
  Chevron Corp.                            57,800      3,034,500
  Exxon Corp.                             110,000      8,813,750
  Mobil Corp.                              48,100      5,387,200
  Phillips Petroleum Co.                   22,700        774,638
  Royal Dutch Petroleum Co.                58,800      8,298,150
  Texaco, Inc.                             10,000        785,000
                                                     -----------
                                                      33,080,775
                                                     -----------
 PRINTING, PUBLISHING AND
 ALLIED INDUSTRIES (0.8%)
  Gannett Co.                              32,100      1,970,138
  New York Times Co.                       50,800      1,504,950
                                                     -----------
                                                       3,475,088
                                                     -----------
 RETAIL (5.7%)
  Federated Department Stores, Inc. (A)    64,000      1,760,000
  General Nutrition Cos., Inc. (A)          2,900         64,525
  Home Depot, Inc.                         75,166      3,598,572
  J.C. Penney Co.                          46,000      2,190,750
  May Department Stores                    51,600      2,180,100
  McDonalds Corp.                          57,000      2,572,125
  OfficeMax, Inc. (A)                      56,000      1,253,000
  Price/Costco, Inc. (A)                   92,100      1,416,037
  Safeway, Inc. (A)                        30,000      1,545,000
  Tandy Corp.                              29,300      1,215,950
  The GAP, Inc.                            13,500        567,000
  Wal-Mart Stores, Inc.                   158,500      3,546,438
  Walgreen Co.                             65,100      1,944,862
                                                     -----------
                                                      23,854,359
                                                     -----------
 RUBBER AND PLASTIC PRODUCTS (0.6%)
  Nike, Inc.                               38,000      2,645,750
                                                     -----------
 SERVICES (2.7%)
  Autodesk, Inc.                           28,000        959,000
  Columbia/HCA Healthcare Corp.            40,300      2,045,225
  Computer Associates International        18,650      1,060,719
  Microsoft (A)                            48,400      4,250,125
  Oracle Systems Corp. (A)                 75,450      3,197,193
                                                     -----------
                                                      11,512,262
                                                     -----------


                                            NO. OF         MARKET
                                            SHARES          VALUE
                                          ----------    ------------
 STONE, CLAY, GLASS AND
 CONCRETE PRODUCTS (0.6%)
  Minnesota Mining & Manufacturing Co.        38,200    $  2,530,750
                                                        ------------
 TRANSPORTATION (1.7%)
  AMR, Inc. (A)                               21,400       1,588,950
  Conrail, Inc.                               23,100       1,617,000
  CSX Corp.                                   43,800       1,998,375
  Norfolk Southern Corp.                      25,100       1,992,313
                                                        ------------
                                                           7,196,638
                                                        ------------
 TRANSPORTATION MANUFACTURING (4.8%)
  Boeing Co.                                  48,100       3,769,837
  Chrysler Corp.                              43,100       2,386,663
  Eaton Corp.                                 25,100       1,345,987
  Ford Motor Co.                             103,300       2,995,700
  General Motors Corp.                        62,800       3,320,550
  Lockheed Martin Corp.                       18,039       1,425,081
  McDonnell Douglas Corp.                     23,600       2,171,200
  United Technologies Corp.                   17,800       1,688,775
  Varity Corp. (A)                            32,000       1,188,000
                                                        ------------
                                                          20,291,793
                                                        ------------
 UTILITIES (4.7%)
  Baltimore Gas & Electric Co.                69,600       1,983,600
  Browning-Ferris Industries.                 52,300       1,542,850
  Duquesne Light Co.                          51,300       1,577,475
  Florida Power & Light Co.                   53,100       2,462,513
  Houston Industries                          80,200       1,944,850
  Pacific Enterprises                         20,700         584,775
  Panhandle Eastern Corp.                     52,800       1,471,800
  Public Service Enterprises Group            66,200       2,027,375
  Southern Co.                               113,700       2,799,862
  Texas Utilities Co.                         53,900       2,216,638
  WMX Technologies, Inc.                      44,500       1,329,437
                                                        ------------
                                                          19,941,175
                                                        ------------
 WHOLESALE TRADE (0.9%)
  Crane Co.                                   39,700       1,463,938
  Enron Corp.                                 56,500       2,154,063
                                                        ------------
                                                           3,618,001
                                                        ------------
 TOTAL COMMON STOCKS
  (COST $332,383,742)                                    417,006,754
                                                        ------------

                                          PRINCIPAL        MARKET
                                            AMOUNT          VALUE
                                          ----------     -----------
SHORT-TERM INVESTMENTS (0.8%)
 U.S. GOVERNMENT SECURITIES (0.0%)
  United States of America Treasury,
   5.49% due September 19, 1996 (C)          $50,000         $47,462
  United States of America Treasury,
   5.51% due September 19, 1996 (C)          150,000         142,380
                                                        ------------
                                                             189,842
                                                        ------------
 REPURCHASE AGREEMENTS (0.8%)
  Merrill Lynch Government
   Securities, Inc., 5.50% Repurchase
   Agreement dated December 29,
   1995, due January 2, 1996,
   collateralized by: United States of
   America Treasury, $3,375,000,
   5.63% due October 31, 1997              3,361,000       3,361,000
                                                        ------------

  TOTAL SHORT-TERM
  INVESTMENTS (COST $3,550,462)                            3,550,842
                                                        ------------
                                           NOTIONAL
                                            VALUE
                                          ----------
 FUTURES CONTRACTS (0.0%)
  S&P 500 Stock Index,
   Exp. March, 1996 (D)                   $1,855,350               -
                                                        ------------
  TOTAL INVESTMENTS (100%)
  (COST $335,934,204) (B)                               $420,557,596
                                                        ------------
                                                        ------------

NOTES

(A)  Non-income Producing Security.

(B) At December 31, 1995, net unrealized appreciation for all securities was $84,623,392. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $90,547,890 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $5,924,498.

(C) Par value of $200,000 pledged to cover margin deposits on futures contracts.

(D) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.


                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities including the statement of investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 16, 1996

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


Bond markets rallied significantly in 1995 with yields falling 254 basis points in the two year treasury to 193 for the thirty year. The Federal Reserve Board ("Fed") punctuated this with their second cut in Funds to 5.50% in December.
In 1995, the fund had a gross return of 16.17% versus 15.31% for the Lehman Intermediate Government/Corporate Index. This quarter's outperformance in the portfolio can be attributed to a slightly longer duration than the index and item selection that avoided sectors that widened significantly. Retailers (the fund had no exposure here), for instance, were generally wider on continued poor retail sales numbers and the potential for a bankruptcy filing by Kmart.

The curve exposure for the portfolio is generally neutral to our Lehman benchmark except for a slight over-weighting in the five year area. We also maintain an over allocation to corporate product as we expect spreads to slightly tighten in the first quarter as investors seek spread product. An effort has also been made to consolidate the portfolio's corporate positions to enhance the liquidity and help improve performance going forward.

As the new year unfolds we expect the Fed to continue to reduce short term rates as sluggish growth persists. We will stay flat to slightly long our benchmark until we perceive either economic rebound or inflationary pressures developing. Vigilance will be maintained with respect to corporates yet we expect to maintain our long-run strategy to overweight this area. At this juncture we are emphasizing the media and utility sectors.

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


NON-TIMED 12/95                                          1 YEAR    3 YEAR    5 YEAR
---------------                                          ------    ------    ------
The Travelers Quality Bond Account                        14.49      6.5       7.83
Lipper Short Intermediate Investment Grade Debt Categ     12.8       5.45      6.95

This is a comparison of The Travelers Quality Bond Account versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1995. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 9.17%, five year 6.74% and ten year 7.19%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and deferred sales charge.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995



ASSETS:
 Investment securities, at market value (identified cost $171,465,906)  $177,553,579
 Cash.................................................................        37,260
 Receivables:
  Interest............................................................     2,005,670
  Purchase payments and transfers from other Travelers accounts.......        95,800
 Other assets.........................................................           732
                                                                        ------------
   Total Assets.......................................................   179,693,041
                                                                        ------------
LIABILITIES:
 Payables:
  Contract surrenders and transfers to other Travelers accounts.......        53,512
  Investment management and advisory fees.............................         7,967
 Accrued liabilities..................................................        30,012
                                                                        ------------
   Total Liabilities..................................................        91,491
                                                                        ------------
NET ASSETS............................................................  $179,601,550
                                                                        ============

                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



INVESTMENT INCOME:
 Interest..................................................               $11,561,622
EXPENSES:
 Investment management and advisory fees...................  $   547,715
 Insurance charges.........................................    1,990,477
                                                             -----------
  Total expenses...........................................                 2,538,192
                                                                          -----------
   Net investment income...................................                 9,023,430
                                                                          -----------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN (LOSS) ON
 INVESTMENT SECURITIES:
 Realized gain from investment security transactions:
  Proceeds from investment securities sold.................  239,670,130
  Cost of investment securities sold.......................  238,650,952
                                                             -----------
   Net realized gain.......................................                 1,019,178
 Change in unrealized gain (loss) on investment securities:
  Unrealized loss at December 31, 1994.....................   (6,629,315)
  Unrealized gain at  December 31, 1995....................    6,087,673
                                                             -----------
   Net change in unrealized gain (loss) for the year.......                12,716,988
                                                                          -----------
    Net realized gain and change in unrealized gain (loss).                13,736,166
                                                                          -----------
 Net increase in net assets resulting from operations......               $22,759,596
                                                                          ===========

                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                       1995          1994
                                                                       ----          ----
OPERATIONS:
 Net investment income...........................................  $  9,023,430  $ 10,078,150
 Net realized gain (loss) from investment security transactions..     1,019,178    (1,194,328)
 Net change in unrealized gain (loss) on investment securities...    12,716,988   (13,194,301)
                                                                   ------------  ------------
  Net increase (decrease) in net assets resulting from operations    22,759,596    (4,310,479)
                                                                   ------------  ------------
UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 3,283,550 and 6,301,055 units, respectively)....    15,219,291    27,333,447
 Participant transfers from other Travelers accounts
  (applicable to 4,374,714 and 5,749,483 units, respectively)....    20,342,504    24,892,067
 Administrative charges
  (applicable to 30,577 and 36,754 units, respectively)..........      (146,591)     (157,847)
 Contract surrenders
  (applicable to 3,514,833 and 4,071,409 units, respectively)....   (16,280,761)  (17,682,850)
 Participant transfers to other Travelers accounts
  (applicable to 5,302,454 and 11,082,480 units, respectively)...   (24,324,600)  (47,893,070)
 Other payments to participants
  (applicable to 146,460 and 93,315 units, respectively).........      (686,680)     (408,660)
                                                                   ------------  ------------
  Net decrease in net assets resulting from unit transactions....    (5,876,837)  (13,916,913)
                                                                   ------------  ------------
   Net increase (decrease) in net assets.........................    16,882,759   (18,227,392)

NET ASSETS:
 Beginning of year...............................................   162,718,791   180,946,183
                                                                   ------------  ------------
 End of year.....................................................  $179,601,550  $162,718,791
                                                                   ============  ============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

    FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

2.  INVESTMENTS

    Purchases and sales of securities other than short-term investments aggregated $226,088,270 and $214,619,503, respectively, for the year ended December 31, 1995. Realized gains and losses from security transactions are reported on an identified cost basis.

    Net realized losses resulting from futures contracts were $132,050 for the year ended December 31, 1994. These losses are included in the net realized loss from investment security transactions on the Statement of Changes in Net Assets.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid to The Travelers for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account QB on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account QB on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods and level of participation in other separate accounts of The Travelers) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $20,292 and $30,136 for the years ended December 31, 1995 and 1994, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are stated prior to the deduction of $108,615 and $67,230 of contingent deferred sales charges for the years ended December 31, 1995 and 1994, respectively.

4.  NET ASSETS HELD BY AFFILIATE

    Approximately $755,000 and $722,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of December 31, 1995 and 1994, respectively. Transactions with this affiliate during the years ended December 31, 1995 and 1994, were comprised of participant purchase payments of approximately $17,000 and $50,000, and contract surrenders of approximately $86,000 and $115,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY


                                                              DECEMBER 31, 1995
                                                      ---------------------------------
                                                                   UNIT        NET
                                                        UNITS      VALUE      ASSETS
                                                      ----------  -------  ------------
Contracts issued prior to May 16, 1983..............   9,267,182   $5.050  $ 46,812,722
Annuity Contracts issued prior to May 16, 1983......      58,236    5.050       294,175
Contracts issued on or after May 16, 1983...........  27,057,043    4.894   132,451,179
Annuity Contracts issued on or after May 16, 1983...       8,881    4.894        43,474
                                                                           ------------
Net Contract Owners' Equity..............................................  $179,601,550
                                                                           ============

6.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)



Contracts issued prior to May 16, 1983



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          1995          1994           1993           1992           1991
                                                          ----          ----           ----           ----           ----
SELECTED PER UNIT DATA:
 Total investment income............................... $  .328        $  .318        $  .306        $  .317        $  .304
 Operating expenses....................................    .063           .059           .058           .050           .048
                                                        -------        -------        -------        -------        -------
 Net investment income.................................    .265           .259           .248           .267           .256
 Unit value at beginning of year.......................   4.400          4.498          4.150          3.880          3.421
 Net realized and change in unrealized gains (losses)..    .385          (.357)          .100           .003           .203
                                                        -------        -------        -------        -------        -------
 Unit value at end of year............................. $ 5.050        $ 4.400        $ 4.498        $ 4.150        $ 3.880
                                                        =======        =======        =======        =======        =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................     .65           (.10)           .35            .27            .46
 Ratio of operating expenses to average net assets.....    1.33%          1.33%          1.33%          1.33%          1.33%
 Ratio of net investment income to average net assets..    5.54%          5.87%          5.66%          6.61%          7.09%
 Number of units outstanding at end of year (thousands)   9,325         10,694         12,489         13,416         14,629
 Portfolio turnover rate...............................     138%            27%            24%            23%            21%


Contracts issued on or after May 16, 1983

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          1995          1994           1993           1992           1991
                                                          ----          ----           ----           ----           ----
SELECTED PER UNIT DATA:
 Total investment income............................... $  .319        $  .310        $  .299        $  .311        $  .299
 Operating expenses....................................    .073           .069           .067           .061           .056
                                                        -------        -------        -------        -------        -------
 Net investment income.................................    .246           .241           .232           .250           .243
 Unit value at beginning of year.......................   4.274          4.381          4.052          3.799          3.357
 Net realized and change in unrealized gains (losses)..    .374          (.348)          .097           .003           .199
                                                        -------        -------        -------        -------        -------
 Unit value at end of year............................. $ 4.894        $ 4.274        $ 4.381        $ 4.052        $ 3.799
                                                        =======        =======        =======        =======        =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................     .62           (.11)           .33            .25            .44
 Ratio of operating expenses to average net assets.....    1.57%          1.57%          1.57%          1.58%          1.57%
 Ratio of net investment income to average net assets..    5.29%          5.62%          5.41%          6.38%          6.84%
 Number of units outstanding at end of year (thousands)  27,066         27,033         28,472         20,250         17,211
 Portfolio turnover rate...............................     138%            27%            24%            23%            21%

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995


                                                  PRINCIPAL     MARKET
                                                   AMOUNT        VALUE
                                                 -----------  -----------
BONDS (85.9%)
 AMUSEMENTS (8.3%)
  ITT Corp.,
   6.25% Notes, 2000                             $ 7,100,000  $ 7,146,683
  Six Flags Entertainment,
   0.00% Notes, 1999                               7,000,000    5,302,500
  Time Warner Entertainment, Inc.,
   9.625% Notes, 2002                              2,000,000    2,317,932
                                                              -----------
                                                               14,767,115
                                                              -----------
 AUTO RECEIVABLES (1.1%)
  Premier Auto Trust 1995-3,
   6.25% Pass Through, 2001                        2,000,000    2,035,998
                                                              -----------
 BANKING (9.4%)
  Banponce Financial Corp.,
   6.69% Notes, 2000                               6,500,000    6,658,535
  Fleet Financial Group,
   9.90% Notes, 2001                               7,000,000    8,239,217
  J.P. Morgan & Co.,
   0.00% Notes, 1998                               2,000,000    1,761,712
                                                              -----------
                                                               16,659,464
                                                              -----------
 COMMUNICATION (4.8%)
  Tele-Communications, Inc.,
   7.31% Notes, 2001                               6,500,000    6,763,913
  Tele-Communications, Inc.,
   9.65% Debentures, 2003                          1,500,000    1,696,141
                                                              -----------
                                                                8,460,054
                                                              -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (13.7%)
 American Southwest Financial
  Corp., 9.00% Pass Through, 2018                    683,033      706,693
 CFAT,1995-A Certificates,
  6.45% Pass Through, 1998                         3,000,000    3,027,180
 FNMA Remic Trust 1993-13,
  6.50% Pass Through, 2000                         2,403,238    2,391,291
 FNMA Remic Trust 1994-39,
  6.35% Pass Through, 2023                         2,000,000    2,001,418
 FNMA Remic Trust 1994-42,
  5.75% Pass Through, 2018                         2,500,000    2,472,173
 GNMA Backed Trust II,
  8.50% Pass Through, 2018                           692,607      716,757
 Grand Met Investment Corp.,
  0.00% Notes, 2004                               10,000,000    6,175,560
 GS Trust 3D,
  8.00% Pass Through, 2014                           308,187      313,848
 Kidder Peabody Mortgage
  Assets Trust 23,
   9.88% Pass Through, 2019                          816,216      837,543
 Oxford Acceptance Corp.,
  9.70% Pass Through, 2017                           227,192      234,589
 PB CMO Trust II,
  9.20% Pass Through, 2018                           537,394      551,699
 Prudential Home Mortgage 1992-17,
  8.00% Pass Through, 2007                         2,000,000    2,053,278
 Residential Funding Mortgage
  Securities 1993-MZ3,
   6.97% Pass Through, 2023 (A)                    2,367,301    2,312,379
 Ryland Acceptance Corp.,
  9.00% Pass Through, 2015                           561,206      578,372
                                                              -----------
                                                               24,372,780
                                                              -----------



                                                  PRINCIPAL     MARKET
                                                   AMOUNT        VALUE
                                                 -----------  -----------
 CREDIT CARD RECEIVABLES (6.0%)
  Chase Manhattan Credit Card
  Master Trust,
   8.75% Pass Through, 1996                      $ 2,100,000  $ 2,129,335
  First Chicago Master Trust II,
   6.25% Pass Through, 1999                        1,650,000    1,670,177
  Household Private Label
  CC MT 1994-2 B Certificate,
   8.00% Pass Through, 2003                        3,500,000    3,736,387
  MBNA Master
  Credit Card Trust, 1992-1,
   7.25% Pass Through, 1997                        1,000,000    1,024,909
  Signet Credit Card
  Master Trust,1993-4 B,
   5.80% Pass Through, 1999                        2,000,000    2,004,218
                                                              -----------
                                                               10,565,026
                                                              -----------
 FINANCE (10.7%)
  AT&T Capital Corp.,
   6.10% Notes, 1998                               7,200,000    7,283,124
  Equitable Life,
   6.95% Notes, 2005                               5,000,000    5,062,500
  General Motors Acceptance Corp.,
   6.625% Notes, 2002                              3,500,000    3,604,261
  General Motors Acceptance Corp.,
   7.75% Notes, 1999                               2,000,000    2,112,354
  Xerox Credit Corp.,
   10.125% Notes, 1999                             1,000,000    1,010,575
                                                              -----------
                                                               19,072,814
                                                              -----------
 FOOD (2.0%)
  Bacardi Martini,
   5.75% Notes, 1998                               3,620,000    3,615,475
                                                              -----------
 MISCELLANEOUS MANUFACTURING (2.2%)
  Becton Dickinson & Co.,
   8.80% Notes, 2001                               3,500,000    3,947,528
                                                              -----------
 PAPER AND
 ALLIED PRODUCTS (3.2%)
  Champion International Corp.,
   9.875% Debentures, 2000                         5,000,000    5,757,395
                                                              -----------
 PETROLEUM REFINING AND
 RELATED INDUSTRIES (4.4%)
  Hydro Quebec,
   8.625% Notes, 2002                              3,100,000    3,464,250
  Hydro Quebec,
   7.375% Debentures, 2003                         4,000,000    4,272,436
                                                              -----------
                                                                7,736,686
                                                              -----------
 SERVICES (1.8%)
  Electronic Data System,
   7.125% Notes, 2005                              3,000,000    3,200,190
                                                              -----------
 TRANSPORTATION (2.3%)
  American Airlines, Inc. 1993-A4,
   6.50% Notes, 1997                               1,896,000    1,909,949
  Delta Airlines, Inc.,
   9.25% Sinking Fund,  2007 (A)                   1,910,243    2,125,755
                                                              -----------
                                                                4,035,704
                                                              -----------

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ----------  -------------
 TRANSPORTATION
 MANUFACTURING (1.6%)
  Ford Motor Co.,
   6.27% Notes, 2000                   $ 2,863,011   $  2,863,944
                                                     ------------
 UTILITIES (14.4%)
  Boston Edison Co.,
   5.95% Debentures, 1998                1,000,000        995,370
  DQU II Funding,
   7.23% Bonds, 1999                     8,272,000      8,543,644
  Florida Gas Transmission,
   7.75% Notes, 1997                     2,500,000      2,586,025
  Long Island Lighting Co.,
   8.75% Bonds, 1996                     1,500,000      1,511,963
  NIPSCO Capital Market, Inc.,
   0.00% Bonds, 1997                     4,500,000      4,045,338
  Transco Energy Co.,
   9.125% Notes, 1998                    4,000,000      4,295,216
  United Illuminating Company.,
   7.375% Debentures, 1998               3,500,000      3,581,788
                                                     ------------
                                                       25,559,344
                                                     ------------
   TOTAL BONDS
   (COST $147,038,183)                                152,649,517
                                                     ------------
U.S. GOVERNMENT
AGENCY SECURITIES (11.2%)

  Federal Home Loan
  Mortgage Corp., G24 ZC,
   5.15% Pass Through, 2012              4,452,013      4,347,387
  Federal National
  Mortgage Association,
   7.55% Notes, 2004                     2,500,000      2,611,428
  FNMA 30yr Conventional
  Long Term,
   7.50% Pass Through, 2025             10,670,307     10,943,734
  GNMA 30yr Single Family Issue,
   7.50% Pass Through, 2023              1,960,001      2,017,576
                                                     ------------
   TOTAL U.S. GOVERNMENT
   AGENCY SECURITIES
   (COST $19,521,129)                                  19,920,125
                                                     ------------




                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ----------  -------------
U.S. GOVERNMENT
SECURITIES (2.6%)

  United States of America Treasury,
   5.50% Notes, 1999                   $ 4,500,000   $  4,530,937
                                                     ------------
   TOTAL U.S. GOVERNMENT
   SECURITIES (COST $4,453,594)                         4,530,937
                                                     ------------
SHORT-TERM INVESTMENTS (0.3%)

 REPURCHASE AGREEMENTS (0.3%)
  Merrill Lynch Government
   Securities, Inc., 5.50% Repurchase
   Agreement dated December 29,
   1995 due January 2, 1996,
   collateralized by: United States of
   America Treasury, $455,000,
   5.63% due October 31, 1997              453,000        453,000
                                                     ------------
   TOTAL SHORT-TERM
   INVESTMENTS
   (COST $ 453,000)                                       453,000
                                                     ------------
   TOTAL INVESTMENTS (100%)
     (COST $171,465,906) (B)                         $177,553,579
                                                     ============

NOTES

(A)  Management Priced Security.

(B) At December 31, 1995, net unrealized appreciation for all securities was $6,087,673. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $6,300,641 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $212,968.





                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Quality Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Quality Bond Account for Variable Annuities including the statement of investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 16, 1996

                                 THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


At the outset of 1995, The Federal Reserve's economic theme was declining inflation and moderate economic growth. Despite no net change in The Federal Reserve's policy there was a dramatic improvement in market sentiment. The steady flow of favorable economic data, shifted Federal Reserve policy nearly 180 degrees. Fears of an overheating economy along with an aggressive Federal Reserve tightening strategy turned into an easing of monetary policy due to muted price pressures and subdued growth. The Federal Reserve did manage to stay on course with its policy of moderate growth and low inflation. The fourth quarter was marked by a 25 basis point reduction in the Federal funds rate to 5.50%. The Federal Reserve still has more latitude to lower short-term rates, but the pace of easing will be relatively cautious.

Management's priority is diversification, protection of principal, and liquidity. Given this objective, we found 30 day maturities provided the best returns for the Money Market account versus the 45 to 60 day alternatives. Throughout 1995, the Money Market Account's asset size remained stable at approximately $76 million with a slight decrease from $83 million at year-end 1994. The average life of the portfolio assets increased slightly from 1994 to 26 days.

Election year 1996 and the possible re-appointment of the current Federal Reserve Chairman Alan Greenspan should provide the market with some intangibles. We do maintain that low inflation and moderate growth will be the cornerstone for a stable and growing economy in 1996.

                                 THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


NON-TIMED 12/95                                    1 YEAR    3 YEAR    5 YEAR
---------------                                    ------    ------    ------
The Travelers Money Market Account                  4.44      2.96      3.18
Lipper Money Market Category Average                4.35      2.82      3.14



This is a comparison of The Travelers Money Market Account versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1995. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. An investment in The Travelers Money Market Account is neither insured nor guaranteed by the U.S. Government.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -0.86%, five year 1.95% and ten year 4.44%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and deferred sales charge.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995



ASSETS:
 Investment securities, at market value (identified cost $78,016,334)  $78,010,508
 Receivables:
  Interest...........................................................      506,982
  Purchase payments and transfers from other Travelers accounts......      287,249
 Other assets........................................................          222
                                                                       -----------
   Total Assets......................................................   78,804,961
                                                                       -----------
LIABILITIES:
 Cash overdraft......................................................      289,043
 Payables:
  Contract surrenders and transfers to other Travelers accounts......      247,635
  Investment management and advisory fees............................        3,483
 Accrued liabilities.................................................       13,389
                                                                       -----------
   Total Liabilities.................................................      553,550
                                                                       -----------
NET ASSETS...........................................................  $78,251,411
                                                                       ===========

                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



INVESTMENT INCOME:
 Interest............................................            $4,662,482

EXPENSES:
 Investment management and advisory fees.............  $254,985
 Insurance charges...................................   980,050
                                                       --------
  Total expenses.....................................             1,235,035
                                                                 ----------
   Net investment income.............................             3,427,447
                                                                 ----------
 Net increase in net assets resulting from operations            $3,427,447
                                                                 ==========

                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                              1995          1994
                                                                           -----------    -----------
OPERATIONS:
 Net investment income..................................................   $ 3,427,447    $ 2,248,581
                                                                           -----------    -----------
  Net increase in net assets resulting from operations..................     3,427,447      2,248,581
                                                                           -----------    -----------
UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 6,970,794 and 14,485,166 units, respectively)..........    14,864,399     29,698,901
 Participant transfers from other Travelers accounts
  (applicable to 39,907,908 and 45,192,925 units, respectively).........    85,226,642     92,615,492
 Administrative charges
  (applicable to 44,021 and 49,034 units, respectively).................       (94,696)      (101,345)
 Contract surrenders
  (applicable to 5,220,626 and 5,130,779 units, respectively)...........   (11,137,360)   (10,532,362)
 Participant transfers to other Travelers accounts
  (applicable to 45,205,495 and 48,771,566 units, respectively).........   (96,405,902)  (100,065,788)
 Other payments to participants
  (applicable to 363,303 and 290,664 units, respectively)...............      (782,623)      (598,655)
                                                                           -----------    -----------
  Net increase (decrease) in net assets resulting from unit transactions    (8,329,540)    11,016,243
                                                                           -----------    -----------
   Net increase (decrease) in net assets................................    (4,902,093)    13,264,824

NET ASSETS:
 Beginning of year......................................................    83,153,504     69,888,680
                                                                           -----------    -----------
 End of year............................................................   $78,251,411    $83,153,504
                                                                           ===========    ===========

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

    SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

    REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed-upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily
    basis.   Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES.   The operations of Account MM form a part of the
    total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

2.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid to The Travelers for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account MM on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account MM on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are stated prior to the deduction of $142,783 and $98,960 of contingent deferred sales charges for the years ended December, 31 1995 and 1994, respectively.

3.  NET ASSETS HELD BY AFFILIATE

    Approximately $1,816,000 and $485,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of December 31, 1995 and 1994, respectively. Transactions with this affiliate during the years ended December 31, 1995 and 1994, were comprised of contract surrenders of approximately $72,000 and $800,000, respectively. Participant purchase payments were approximately $965,000 for the year ended December 31, 1995.


4.  NET CONTRACT OWNERS' EQUITY


                                                               DECEMBER 31, 1995
                                                   -----------------------------------------
                                                                                     NET
                                                     UNITS     UNIT VALUE           ASSETS
                                                     -----     ----------           ------
Contracts issued prior to May 16, 1983...........     205,781    $2.246        $     462,401
Contracts issued on or after May 16, 1983........  35,666,813     2.177           77,671,585
Annuity Contracts issued on or after May 16, 1983      53,922     2.177              117,425
                                                                               -------------
Net Contract Owners' Equity..............................................      $  78,251,411
                                                                               =============

5.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)


    Contracts issued prior to May 16, 1983


                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          1995          1994          1993          1992          1991
                                                         ------        ------        ------        ------        ------
SELECTED PER UNIT DATA:
 Total investment income...............................   $.130         $.091         $.067         $.079         $.120
 Operating expenses....................................    .030          .028          .027          .027          .026
                                                         ------        ------        ------        ------        ------
 Net investment income.................................    .100          .063          .040          .052          .094

 Unit value at beginning of year.......................   2.146         2.083         2.043         1.991         1.897
                                                         ------        ------        ------        ------        ------
 Unit value at end of year.............................  $2.246        $2.146        $2.083        $2.043        $1.991
                                                         ======        ======        ======        ======        ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value............................     .10           .06           .04           .05           .09
 Ratio of operating expenses to average net assets.....    1.33 %        1.33 %        1.33 %        1.33 %        1.33 %
 Ratio of net investment income to average net assets..    4.61 %        2.98 %        1.93 %        2.58 %        4.90 %
 Number of units outstanding at end of year (thousands)     206           206           218           227           262

Contracts issued on or after May 16, 1983

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          1995          1994          1993          1992          1991
                                                         ------        ------        ------        ------        ------
SELECTED PER UNIT DATA:
 Total investment income...............................   $.127         $.087         $.065         $.077         $.118
 Operating expenses....................................    .034          .032          .031          .031          .030
                                                         ------        ------        ------        ------        ------
 Net investment income.................................    .093          .055          .034          .046          .088

 Unit value at beginning of year.......................   2.084         2.029         1.995         1.949         1.861
                                                         ------        ------        ------        ------        ------
 Unit value at end of year.............................  $2.177        $2.084        $2.029        $1.995        $1.949
                                                         ======        ======        ======        ======        ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value............................     .09           .06           .03           .05           .09
 Ratio of operating expenses to average net assets.....    1.57 %        1.57 %        1.57 %        1.57 %        1.57 %
 Ratio of net investment income to average net assets..    4.36 %        2.72 %        1.68 %        2.33 %        4.66 %
 Number of units outstanding at end of year (thousands)  35,721        39,675        34,227        42,115        55,013

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995


                                          PRINCIPAL        MARKET
                                            AMOUNT          VALUE
                                          ----------     -----------
SHORT-TERM
INVESTMENTS (100%)

 COMMERCIAL PAPER (97.6%)
  ABN AMRO Holdings NV,
   5.55% due April 30, 1996               $ 3,000,000    $ 2,999,542
  Associates Corp. of North America,
   5.87% due February 15, 1996              3,000,000      2,995,647
  Bank of Montreal,
   5.70% due March 22, 1996                 3,000,000      2,948,256
  Ciesco LP,
   5.61% due February 27, 1996              3,500,000      3,461,480
  CIT Group Holdings, Inc.,
   5.68% due June 15, 1996                  2,000,000      2,029,353
  Corp. Receives Corp.,
   5.78% due January 17, 1996               3,500,000      3,453,693
  Daimler Benz North America Corp.,
   5.76% due February 2, 1996               3,500,000      3,464,527
  Dresdner U.S. Financial, Inc.,
   5.80% due January 22, 1996               3,500,000      3,449,583
  General Electric Capital Corp.,
   5.54% due May 3, 1996                    3,500,000      3,421,583
  Hanson PLC,
   6.52% due January 15, 1996               3,500,000      3,499,671
  J.P. Morgan & Co. Inc.,
   5.80% due January 8, 1996                3,500,000      3,481,868
  Kingdom of Sweden,
   5.71% due March 8, 1996                  3,500,000      3,445,737
  Morgan Stanley Group, Inc.,
   5.81% due January 24, 1996               3,500,000      3,449,482
  National Rural Utilities
  Cooperative Financial Corp.,
   5.72% due February 9,1996                3,500,000      3,462,297
  PACCAR Financial Corp.,
   5.90% due September 20, 1996             3,500,000      3,497,987
  Pearson, Inc.,
   5.79% due January 17, 1996               3,600,000      3,579,616
  Pitney Bowes Credit Corp.,
   5.70% due February 7, 1996               3,500,000      3,463,495
  Potomac Electric Power Co.,
   5.78% due January 11, 1996                 875,000        870,747
  Progress Capital Holdings, Inc.,
   5.84% due January 18, 1996               3,500,000      3,476,715
  PHH Corp.,
   5.78% due January 19, 1996               3,900,000      3,871,084
  Siemens Corp.,
   5.74% due January 22, 1996               1,500,000      1,489,138
  Southern California Edison Co.,
   5.44% due May 31, 1996                   3,500,000      3,417,922
  Teco Financial, Inc.,
   5.81% due February 9, 1996               3,500,000      3,442,670
  Wachovia Bank of North Carolina NA,
   5.83% due May 13, 1996                   3,500,000      3,503,415
                                                         -----------
                                                          76,175,508
                                                         -----------


                                          PRINCIPAL        MARKET
                                            AMOUNT          VALUE
                                          ----------     -----------
 REPURCHASE AGREEMENTS (2.4%)
  Merrill Lynch Government
   Securities, Inc., 5.50% Repurchase
   Agreement dated December 29,
   1995 due January 2, 1996,
   collateralized by: United States of
   America Treasury, $1,845,000,
   5.63% due October 31, 1997             $ 1,835,000    $ 1,835,000
                                                         -----------

  TOTAL INVESTMENTS (100%)                               $78,010,508
  (COST $78,016,334)                                     ===========

                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Money Market Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Money Market Account for Variable Annuities including the statement of investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 16, 1996

                              Investment Advisers

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut

              THE TRAVELERS QUALITY BOND AND MONEY MARKET ACCOUNTS TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut

                            Independent Accountants

                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut

                                   Custodian

                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York







This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Growth and Income Stock, Quality Bond and Money Market Accounts. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.








VG-137    (Annual)    (12-95)   Printed in U.S.A.